UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866

Templeton Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Visit franklintempleton.com/investor/ investments-and-solutions/investment- options/closed-end-funds/ for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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ANNUAL REPORT

Templeton Emerging Markets Income Fund

Dear Shareholder:

This annual report for Templeton Emerging Markets Income Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

Performance Overview

For the 12 months under review, the Fund posted cumulative total returns of +3.48% based on market price and -0.33% based on net asset value. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, posted a +14.42% cumulative total return in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

Global financial markets started 2019 on a positive note, with rallies in risk assets through much of the first quarter after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) increasingly cited trade uncertainties and global risks as policy concerns during the year, with the

Portfolio Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes foreign government and agency securities, money market funds and other net assets less liabilities (including derivatives).

Fed building a case for rate cuts and the ECB signaling that additional monetary accommodation could arrive in the Fall.

The Fed took a dovish turn at its January 2019 meeting, halting its series of rate hikes from 2018 and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings before cutting rates for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (bps). In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates 25 bps at its September and October meetings to a range of 1.50% to 1.75%, before signaling that it would likely keep rates

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 10.

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TEMPLETON EMERGING MARKETS INCOME FUND

unchanged going forward, barring a material change in the economic outlook.

The shifts in monetary policy affected the shape of the U.S. Treasury (UST) yield curve throughout the year. A yield curve inversion from the three-month UST bill to the 10-year UST note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, the Fed provided updated forward guidance in September and October that enabled the curve to steepen, erasing the inversion as the front end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of 2020.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

In our view, longer-term USTs appeared vulnerable to a potential rate shock given rising deficit spending, rising debt issuance and over-levered financial markets. Additionally, inflation risks remained significantly underpriced, in our view, given supply chain disruptions, immigration restrictions and exceptional tightness in the labor market. Given each of these factors, we believed longer-term USTs remained highly overvalued. The Fed can control short-term rates, but it cannot always control the economic and technical pressures on the longer end of the curve. We believed the yield curve inversion was overdone and that longer-term UST yields would rise.

Despite escalating trade disputes between the U.S. and China during much of the year, including a peak in retaliatory measures by each country in August, the U.S. and China appeared to reach agreement on a “phase one” trade deal in December, expected to be ratified on January 15. The potential resolution bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, we continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in our view.

In Europe, the ECB kept its policy rate unchanged (0.0% main refinancing operations, -0.40% deposit facility) for most of the reporting period, but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to -0.5% and scheduling the re-start of its quantitative easing (QE) program in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October, before Christine Lagarde took over the post in November. Lagarde held her first policy meeting in December, keeping rates and the QE program unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has “done the right thing to act in favor of jobs and growth rather than the protection of savers.” We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone.

The Bank of Japan (BOJ) kept monetary policy unchanged during the reporting period, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.1% target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen’s potential to rally as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.

A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India cut by 135 bps and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST note finished

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TEMPLETON EMERGING MARKETS INCOME FUND

the period 77 bps lower at 1.92%, and the yield on the 10-year German Bund fell 43 bps to finish at -0.19%, after reaching its lowest level on record in August (-0.71%). On the whole, long-duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic to individual country dynamics.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risk. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

During the reporting period, the strategy continued to seek select duration exposures in countries that have attractive risk-adjusted yields, strong or improving economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also maintained negative duration exposure to longer-term U.S. Treasuries as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced risks in the longer-term U.S. Treasury markets. The strategy also increased its allocations to undervalued safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing loose monetary policy across the developed world, such as the Japanese yen. The strategy held a net-negative position in the euro to hedge against broad-based U.S. dollar strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. The Fund also held sovereign credit exposures in a number of countries around the world, notably in Central and South America, Africa and peripheral Europe. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Top 10 Countries

12/31/19

% of Total Net Assets

Brazil	11.7%

U.S.	10.4%

Kenya	8.8%

Argentina	8.1%

Senegal	6.2%

Indonesia	6.1%

Dominican Republic	3.4%

Colombia	2.9%

Costa Rica	2.8%

Ethiopia	2.3%

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s negative absolute performance was primarily attributable to interest-rate strategies and currency positions. Overall credit exposures contributed to absolute results. The Fund maintained low overall portfolio duration, while holding duration exposures in select emerging markets. Negative duration exposure to USTs detracted from absolute results. However, select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance. Among currencies, positions in Latin America detracted from absolute performance (the Argentine peso detracted, while the Mexican peso contributed). The Fund’s positive position in the Japanese yen detracted, while its net-negative position in the euro contributed. Among credit exposures, positions in Africa, peripheral Europe and Central America contributed, while positions in South America detracted.

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Currency Composition*

12/31/19

	% of Total Net Assets

Americas	77.6%

U.S.Dollar	60.4%

Brazilian Real	11.9%

Colombian Peso	2.9%

Argentine Peso	1.9%

Mexican Peso	0.5%

Asia Pacific	25.4%

Japanese Yen	26.8%

Indonesian Rupiah	6.1%

Thai Baht	2.8%

Indian Rupee	0.7%

Australian Dollar	-11.0%

Middle East & Africa	5.5%

Egyptian Pound	3.7%

Ghanaian Cedi	1.8%

South African Rand	0.0%	**

Europe	-8.5%

Euro	-8.5%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,

Michael Hasenstab Ph.D. Lead Portfolio Manager

Calvin Ho Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS INCOME FUND

Performance Summary as of December 31, 2019

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-0.33%	+3.48%	-0.33%	+3.48%

5-Year	+10.46%	+17.42%	+2.01%	+3.26%

10-Year	+51.95%	+48.51%	+4.27%	+4.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 7 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS INCOME FUND

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Net Investment
Income

$0.7821

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. As a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.

Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong. Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions, trading via Bond Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund.

The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and may have a detrimental effect on the Fund’s investments and returns.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON EMERGING MARKETS INCOME FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

Elimination of the Fundamental Investment Policy Requiring the Fund to Invest at Least 65% of its Total Assets in U.S. Dollar-Denominated Securities

At the Fund’s Annual Meeting of Shareholders held on May 30, 2019, shareholders approved a proposal to eliminate the Fund’s fundamental investment policy requiring the Fund to invest at least 65% of its total assets in U.S. dollar-denominated securities. The Fund will continue to invest in both hard and local currency-denominated securities, but with additional flexibility to invest in the local currency markets that the Fund’s portfolio managers believe offer the highest risk adjusted returns.

The Fund invests a portion of its assets in non-U.S. dollar denominated securities. As a result, the Fund is subject to currency and other risks associated with the investment in foreign currency-denominated securities, including currency fluctuations, economic instability and adverse political developments of countries where the Fund invests.

Investments in emerging market countries have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Amended Fundamental Investment Restriction Regarding Investments in Commodities

At the Fund’s Annual Meeting of Shareholders held on May 30, 2019, shareholders approved a proposal to amend the Fund’s fundamental investment restriction regarding investments in commodities as follows: [The Fund may not:] Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Fund Use of Currency Options

For purposes of pursuing its investment goals, the Fund may use currency options as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The Fund uses options to express macroeconomic and market views and to hedge foreign exchange and market risks on portfolio exposures, using the full suite of over-the-counter options products in strategies that both buy and sell options. The Fund is permitted to invest up to 25% of its net assets in currency options for hedging purposes and to invest up to 10% of its net assets in currency options for investment purposes. Additionally, the Fund is permitted to sell currency options up to 25% of its net assets.

Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

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TEMPLETON EMERGING MARKETS INCOME FUND

Financial Highlights

	Year Ended December 31,				Year Ended August 31,
	2019	2018	2017	2016[a]	2016	2015

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.93	$12.75	$12.17	$12.11	$12.00	$14.39

Income from investment operations:

Net investment income[b]	0.66	0.83	0.85	0.25	0.77	0.93

Net realized and unrealized gains (losses)	(0.86)	(1.76)	0.35	0.21	0.16	(2.18)

Total from investment operations	(0.20)	(0.93)	1.20	0.46	0.93	(1.25)

Less distributions from:

Net investment income and net foreign currency gains	(0.78)	(0.65)	(0.62)	(0.13)	(0.40)	(0.79)

Net realized gains	—	—	—	(0.03)	(0.02)	(0.35)

Tax return of capital	—	(0.24)	—	(0.24)	(0.40)	—

Total distributions	(0.78)	(0.89)	(0.62)	(0.40)	(0.82)	(1.14)

Net asset value, end of year	$ 9.95	$10.93	$12.75	$12.17	$12.11	$12.00

Market value, end of year[c]	$ 9.19	$ 9.62	$11.17	$10.91	$11.03	$ 9.97

Total return (based on market value per share)[d]	3.48%	(6.26)%	8.11%	2.57%	19.78%	(17.94)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.17%	1.17%	1.09%	1.09%	1.12%	1.10%

Expenses net of waiver and payments by affiliates	1.06%	1.14% [f]	1.05% [f]	1.04% [f]	1.10%	1.09%

Net investment income	6.20%	7.00%	6.60%	6.22%	6.56%	7.19%

Supplemental data

Net assets, end of year (000’s)	$477,471	$524,451	$611,845	$584,135	$581,158	$576,069

Portfolio turnover rate	27.69%	13.69%	13.46%	11.74%	27.98%	23.57%

aFor the period September 1, 2016 to December 31, 2016.

bBased on average daily shares outstanding.

cBased on the last sale on the New York Stock Exchange.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON EMERGING MARKETS INCOME FUND

Statement of Investments, December 31, 2019

	Shares/ Warrants			Value

Common Stocks and Other Equity Interests 0.2%
Mexico 0.0%
[a,b] Corporacion GEO SAB de CV, B	221,287			$—
[a,b] Corporacion GEO SAB de CV, wts., 12/30/27	346,196			—

				—

South Africa 0.2%
[a,b,c] K2016470219 South Africa Ltd., A	93,760,463			66,950
[a,b,c] K2016470219 South Africa Ltd., B	161,018,517			114,975
[a] Platinum Group Metals Ltd.	260,859			440,852
[a,d] Platinum Group Metals Ltd., 144A	48,837			82,736

				705,513

United Republic of Tanzania 0.0%†
[a,b] Swala (PAEM) Ltd., wts., 1/15/23	787,500			58,542

Total Common Stocks and Other Equity Interests (Cost $9,620,645)				764,055

	Principal Amount*

Convertible Bonds (Cost $4,000,000) 0.6%
South Africa 0.6%
Platinum Group Metals Ltd., cvt., 6.875%, 7/01/22	4,000,000			3,100,000

Foreign Government and Agency Securities 56.3%
Argentina 8.1%
[e] Argentina Treasury Bill,
Strip, 3/30/20	107,758,300		ARS	1,290,936
Strip, 4/28/20	111,339,000		ARS	1,704,342
Strip, 5/28/20	3,969,700		ARS	53,369
Strip, 7/29/20	10,678,300		ARS	152,089
Strip, 10/29/20	24,696,920		ARS	264,637
[e] Argentine Bonos del Tesoro,
18.20%, 10/03/21	216,238,000		ARS	1,153,887
16.00%, 10/17/23	96,102,000		ARS	461,473
senior note, 15.50%, 10/17/26	354,647,000		ARS	1,598,708
Government of Argentina,
[e,f] FRN, 70.253%, (ARPP7DRR), 6/21/20	20,875,060		ARS	182,593
[e,g] Index Linked, 4.00%, 3/06/20	3,174,000		ARS	61,030
senior bond, 7.125%, 7/06/36	15,000,000			7,289,025
senior note, 4.50%, 2/13/20	8,314,000			4,211,789
senior note, 7.50%, 4/22/26	15,000,000			7,842,713
senior note, 6.875%, 1/26/27	25,000,000			12,508,687

				38,775,278

Brazil 11.7%
Letra Tesouro Nacional,
Strip, 7/01/20	39,030	[h]	BRL	9,511,643
Strip, 4/01/21	1,220	[h]	BRL	286,599
Strip, 7/01/21	24,410	[h]	BRL	5,654,815

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)

Brazil (continued)
Nota do Tesouro Nacional,

10.00%, 1/01/21	15,035	[h]	BRL	$3,932,586
10.00%, 1/01/23	411	[h]	BRL	113,690
10.00%, 1/01/25	13,416	[h]	BRL	3,835,121
10.00%, 1/01/27	102,927	[h]	BRL	30,166,870
10.00%, 1/01/29	8,440	[h]	BRL	2,537,442

				56,038,766

Colombia 2.9%
Government of Colombia,
senior bond, 7.75%, 4/14/21	2,433,000,000		COP	763,879
senior bond, 4.375%, 3/21/23	164,000,000		COP	48,883
senior bond, 9.85%, 6/28/27	262,000,000		COP	100,212
Titulos de Tesoreria,
B, 7.75%, 9/18/30	10,016,000,000		COP	3,374,574
senior bond, B, 11.00%, 7/24/20	1,655,000,000		COP	523,808
senior bond, B, 7.00%, 5/04/22	2,445,000,000		COP	778,180
senior bond, B, 10.00%, 7/24/24	4,932,000,000		COP	1,779,818
senior bond, B, 7.50%, 8/26/26	16,738,000,000		COP	5,565,097
senior bond, B, 6.00%, 4/28/28	3,627,000,000		COP	1,099,522

				14,033,973

Dominican Republic 3.4%
[i] Government of the Dominican Republic, senior bond, Reg S, 6.85%, 1/27/45	14,000,000			16,025,590

El Salvador 0.6%
[d] Government of El Salvador, 144A, 7.65%, 6/15/35	2,650,000			3,030,103

Ethiopia 2.3%
[d] Government of Ethiopia, 144A, 6.625%, 12/11/24	10,000,000			10,822,860

Ghana 1.8%
Ghana Treasury Note,
16.50%, 2/17/20	1,950,000		GHS	340,215
16.50%, 3/16/20	490,000		GHS	85,222
Government of Ghana,
21.00%, 3/23/20	481,000		GHS	85,815
24.75%, 3/01/21	350,000		GHS	65,816
16.25%, 5/17/21	8,220,000		GHS	1,408,256
24.50%, 6/21/21	5,670,000		GHS	1,058,234
24.75%, 7/19/21	7,080,000		GHS	1,296,336
19.50%, 10/18/21	5,917,000		GHS	1,024,152
18.75%, 1/24/22	540,000		GHS	92,119
16.50%, 2/06/23	6,750,000		GHS	1,073,041
19.75%, 3/25/24	360,000		GHS	60,955
19.00%, 11/02/26	2,930,000		GHS	466,887
senior note, 21.50%, 3/09/20	60,000		GHS	10,562
senior note, 18.25%, 9/21/20	2,210,000		GHS	394,255
senior note, 16.50%, 3/22/21	170,000		GHS	29,440
senior note, 18.25%, 7/25/22	3,470,000		GHS	580,459

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
senior note, 16.25%, 4/07/25	1,660,000		GHS	$242,810

				8,314,574

India 1.3%
Government of India,
senior bond, 7.80%, 5/03/20	68,300,000		INR	964,475
senior bond, 8.35%, 5/14/22	20,200,000		INR	296,689
senior note, 8.12%, 12/10/20	51,300,000		INR	735,995
senior note, 7.80%, 4/11/21	91,600,000		INR	1,315,327
senior note, 7.16%, 5/20/23	12,700,000		INR	182,109
senior note, 8.83%, 11/25/23	171,200,000		INR	2,594,428

				6,089,023

Indonesia 6.1%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	134,139,000,000		IDR	10,141,713
senior bond, FR39, 11.75%, 8/15/23	1,780,000,000		IDR	150,522
senior bond, FR40, 11.00%, 9/15/25	58,140,000,000		IDR	5,031,472
senior bond, FR42, 10.25%, 7/15/27	2,368,000,000		IDR	200,836
senior bond, FR44, 10.00%, 9/15/24	1,066,000,000		IDR	87,407
senior bond, FR46, 9.50%, 7/15/23	80,000,000,000		IDR	6,338,336
senior bond, FR53, 8.25%, 7/15/21	6,465,000,000		IDR	482,482
senior bond, FR56, 8.375%, 9/15/26	70,379,000,000		IDR	5,453,894
senior bond, FR61, 7.00%, 5/15/22	5,185,000,000		IDR	382,026
senior bond, FR63, 5.625%, 5/15/23	3,071,000,000		IDR	217,033
senior bond, FR70, 8.375%, 3/15/24	8,448,000,000		IDR	651,011

				29,136,732

Kenya 8.8%
Government of Kenya,
[d] senior note, 144A, 6.875%, 6/24/24	30,813,000			33,429,332
[i] senior note, Reg S, 6.875%, 6/24/24	7,700,000			8,353,807

				41,783,139

Mexico 0.4%
Government of Mexico,
senior bond, M, 6.50%, 6/09/22	138,000	[j]	MXN	725,887
senior bond, M, 8.00%, 12/07/23	127,300	[j]	MXN	700,943
senior note, M, 7.25%, 12/09/21	120,000	[j]	MXN	639,736

				2,066,566

Senegal 6.2%
[d] Government of Senegal, 144A, 6.25%, 7/30/24	26,680,000			29,610,451

Serbia 1.3%
[d] Government of Serbia, senior note, 144A, 7.25%, 9/28/21	5,671,000			6,181,447

Thailand 1.4%
Bank of Thailand Bond, senior note, 1.95%, 11/26/20	201,000,000		THB	6,806,487

Total Foreign Government and Agency Securities (Cost $326,261,087)				268,714,989

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount*			Value

U.S. Government and Agency Securities (Cost $49,737,526) 10.4%
United States 10.4%
U.S. Treasury Note, 1.125%, 8/31/21	50,000,000			$49,614,050

Quasi-Sovereign and Corporate Bonds 4.4%
Bermuda 0.1%
[d,k] Digicel Group Two Ltd., senior note, 144A, PIK, 9.125%, 4/01/24	3,347,257			517,959

Costa Rica 2.8%
[b,c] Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	13,124,160			13,255,857

South Africa 0.0%†
[d,k] K2016470219 South Africa Ltd.,
[b] senior secured note, 144A, PIK, 3.00%, 12/31/22	7,542,343			9,428
senior secured note, 144A, PIK, 8.00%, 12/31/22	2,372,160		EUR	6,651
[b,d,k] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	34,277,461			171,387

				187,466

United Republic of Tanzania 1.5%
[b,c,l] Swala (PAEM) Ltd., senior note, 144A, 14.50%, 1/15/23	13,900,000			6,950,000

Total Quasi-Sovereign and Corporate Bonds (Cost $61,913,808)				20,911,282

Total Investments before Short Term Investments (Cost $451,533,066)				343,104,376

Short Term Investments 25.7%

Foreign Government and Agency Securities 5.6%
Argentina 0.1%
[e] Argentina Treasury Bill,
[m] 2/26/20 - 5/13/20	44,227,260		ARS	512,470
Strip, 8/27/20	11,318,970		ARS	129,574

				642,044

Brazil 0.2%
Letra Tesouro Nacional, Strip, 1/01/20 - 4/01/20	3,300	[h]	BRL	814,253

Egypt 3.7%
[m] Egypt Treasury Bill, 1/07/20 - 3/17/20	290,625,000		EGP	17,833,860

Mexico 0.2%
[m] Mexico Treasury Bill, 1/02/20 - 6/18/20	1,625,670	[n]	MXN	844,992

Thailand 1.4%
Bank of Thailand Bond, senior note, 1.77%, 3/27/20	201,000,000		THB	6,763,343

Total Foreign Government and Agency Securities (Cost $26,407,148)				26,898,492

Total Investments before Money Market Funds (Cost $477,940,214)				370,002,868

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

	Shares	Value

Short Term Investments (continued)
Money Market Funds (Cost $95,945,647) 20.1%
United States 20.1%
[o,p] Institutional Fiduciary Trust Money Market Portfolio, 1.26%	95,945,647	$95,945,647

Total Investments (Cost $573,885,861) 97.6%		465,948,515

Other Assets, less Liabilities 2.4%		11,522,940

Net Assets 100.0%		$477,471,455

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $83,862,354, representing 17.6% of net assets.

eSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 11 regarding fair value measurements.

fThe coupon rate shown represents the rate at period end.

gRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(f).

hPrincipal amount is stated in 1,000 Brazilian Real Units.

iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2019, the aggregate value of these securities was $24,379,397, representing 5.1% of net assets.

jPrincipal amount is stated in 100 Mexican Peso Units.

kIncome may be received in additional securities and/or cash.

lSee Note 7 regarding defaulted securities.

mThe security was issued on a discount basis with no stated coupon rate.

nPrincipal amount is stated in 10 Mexican Peso Units.

oSee Note 3(c) regarding investments in affiliated management investment companies.

pThe rate shown is the annualized seven-day effective yield at period end.

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Australian Dollar	JPHQ	Sell	8,080,000	592,659,839	JPY	1/14/20	$—	$(213,561)
Australian Dollar	JPHQ	Buy	3,675,250	2,496,502		1/15/20	83,240	—
Australian Dollar	JPHQ	Sell	3,675,250	2,574,935		1/15/20	—	(4,807)
Indian Rupee	CITI	Sell	43,414,000	592,844		1/16/20	—	(15,156)
Euro	DBAB	Sell	673,503	766,998		1/23/20	10,583	—
Indian Rupee	HSBK	Sell	32,994,637	460,273		2/03/20	—	(1,324)
Indian Rupee	HSBK	Sell	27,204,181	379,721		2/05/20	—	(783)
Indian Rupee	HSBK	Sell	23,285,000	326,189		2/06/20	538	—
Indian Rupee	HSBK	Sell	11,672,385	161,239		2/14/20	—	(1,862)
Indian Rupee	HSBK	Sell	30,308,000	418,070		2/18/20	—	(5,245)
Indian Rupee	JPHQ	Sell	24,036,910	331,738		2/20/20	—	(3,914)
Australian Dollar	JPHQ	Sell	3,675,250	263,006,404	JPY	2/21/20	—	(154,799)
Euro	SCNY	Sell	413,000	463,531		2/24/20	—	(1,222)
Australian Dollar	CITI	Sell	4,909,036	350,953,094	JPY	2/25/20	—	(209,531)
Euro	HSBK	Sell	451,998	53,337,349	JPY	2/25/20	—	(16,311)
Japanese Yen	CITI	Buy	584,155,600	5,561,803		2/26/20	—	(169,156)
Japanese Yen	CITI	Buy	398,319,000	3,788,694		2/27/20	—	(111,393)
Japanese Yen	JPHQ	Buy	393,683,300	3,744,477		2/27/20	—	(109,973)
Euro	BZWS	Sell	1,273,708	1,431,323		2/28/20	—	(2,340)
Australian Dollar	CITI	Sell	1,753,000	125,545,537	JPY	3/06/20	—	(72,411)
Japanese Yen	HSBK	Buy	197,218,070	1,858,941		3/06/20	—	(37,365)
Japanese Yen	JPHQ	Buy	187,307,730	1,767,439		3/06/20	—	(37,398)
Australian Dollar	HSBK	Sell	6,170,000	454,426,670	JPY	3/12/20	—	(138,165)
Australian Dollar	JPHQ	Sell	7,290,000	544,020,332	JPY	3/12/20	—	(97,602)
Australian Dollar	HSBK	Sell	3,130,000	232,717,065	JPY	3/13/20	—	(49,791)
Indian Rupee	JPHQ	Sell	6,591,090	90,258		3/16/20	—	(1,495)
Euro	GSCO	Sell	407,625	456,859		3/23/20	—	(2,671)
Japanese Yen	HSBK	Buy	1,099,961,580	10,352,232		3/23/20	—	(182,428)
Japanese Yen	JPHQ	Buy	744,613,260	7,002,284		3/23/20	—	(117,888)
Japanese Yen	JPHQ	Buy	193,258,450	1,834,666		3/24/20	—	(47,771)
Euro	HSBK	Sell	452,009	53,436,551	JPY	3/25/20	—	(15,520)
Euro	BZWS	Sell	636,854	705,631		3/31/20	—	(12,686)
Euro	SCNY	Sell	182,974	202,834		3/31/20	—	(3,545)
Mexican Peso	CITI	Sell	2,091,000	104,116		4/08/20	—	(4,774)
Euro	GSCO	Sell	1,220,012	1,361,021		4/15/20	—	(16,333)
Japanese Yen	HSBK	Buy	23,595,850	219,823		4/21/20	—	(1,306)
Euro	GSCO	Sell	407,725	460,362		4/23/20	—	(175)
Euro	UBSW	Sell	907,070	1,022,018		4/24/20	—	(2,607)
Euro	DBAB	Sell	673,497	758,089		4/27/20	—	(2,836)
Euro	BOFA	Sell	802,498	901,110		4/29/20	—	(5,674)
Euro	SCNY	Sell	179,416	201,595		4/29/20	—	(1,137)
Euro	BOFA	Sell	802,498	901,326		4/30/20	—	(5,514)
Euro	DBAB	Sell	2,265,071	2,543,448		4/30/20	—	(16,130)
Japanese Yen	CITI	Buy	135,027,415	1,258,205		4/30/20	—	(7,105)
Euro	CITI	Sell	358,630	404,293		5/04/20	—	(1,068)
Indian Rupee	JPHQ	Sell	16,418,000	222,949		5/18/20	—	(3,833)
Euro	BOFA	Sell	3,358,713	3,757,493		5/20/20	—	(42,656)

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	JPHQ	Sell	7,350,500	533,077,152	JPY	5/21/20	$—	$(229,650)
Euro	GSCO	Sell	407,626	456,745		5/21/20	—	(4,484)
Euro	UBSW	Sell	2,688,465	3,013,070		5/21/20	—	(28,929)
Euro	HSBK	Sell	903,996	107,661,455	JPY	5/22/20	—	(24,160)
Euro	DBAB	Sell	2,265,961	2,534,704		5/26/20	—	(30,032)
Japanese Yen	CITI	Buy	553,703,100	5,159,779		5/26/20	—	(21,919)
Japanese Yen	JPHQ	Buy	393,675,600	3,666,191		5/26/20	—	(13,240)
Euro	MSCO	Sell	907,070	1,011,564		5/27/20	—	(15,170)
Euro	BZWS	Sell	636,854	712,627		5/29/20	—	(8,333)
Euro	SCNY	Sell	628,500	704,455		6/05/20	—	(7,359)
Japanese Yen	HSBK	Buy	197,218,080	1,869,727		6/08/20	—	(38,383)
Japanese Yen	JPHQ	Buy	187,307,730	1,777,840		6/08/20	—	(38,522)
Australian Dollar	HSBK	Sell	9,370,000	690,322,300	JPY	6/12/20	—	(187,817)
Australian Dollar	JPHQ	Sell	14,310,000	1,057,370,546	JPY	6/12/20	—	(258,041)
Mexican Peso	CITI	Sell	1,586,000	78,086		6/17/20	—	(3,665)
Euro	BOFA	Sell	1,679,357	1,893,139		6/18/20	—	(10,376)
Euro	DBAB	Sell	359,450	405,071		6/18/20	—	(2,358)
Euro	GSCO	Sell	1,220,012	1,377,454		6/18/20	—	(5,403)
Japanese Yen	HSBK	Buy	758,744,000	6,997,869		6/18/20	51,711	—
Japanese Yen	JPHQ	Buy	257,907,260	2,379,844		6/22/20	16,943	—
Japanese Yen	JPHQ	Buy	372,707,250	3,524,355		6/22/20	—	(60,707)
Japanese Yen	BNDP	Buy	941,868,550	8,995,954		6/24/20	—	(241,981)
Euro	UBSW	Sell	2,688,465	3,052,618		7/23/20	—	(1,359)
Australian Dollar	JPHQ	Sell	3,675,250	261,199,645	JPY	8/21/20	—	(156,800)
Australian Dollar	CITI	Sell	4,895,964	347,508,940	JPY	8/24/20	—	(212,717)
Euro	HSBK	Sell	451,998	53,411,296	JPY	8/24/20	—	(16,345)
Japanese Yen	HSBK	Buy	433,857,810	4,112,049		9/08/20	—	(62,313)
Mexican Peso	CITI	Sell	2,145,000	104,092		10/08/20	—	(4,697)
Mexican Peso	CITI	Sell	1,611,000	78,066		10/09/20	—	(3,629)
Euro	DBAB	Sell	3,298,550	3,720,830		10/15/20	—	(45,926)
Euro	HSBK	Sell	826,000	934,433		10/16/20	—	(8,871)
Euro	DBAB	Sell	1,506,000	1,714,461		10/26/20	—	(6,497)

Total Forward Exchange Contracts							$163,015	$(3,698,944)

Net unrealized appreciation (depreciation)								$(3,535,929)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly

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TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Pay Fixed 2.980%	Semi-Annual	2/20/48	$6,230,000	$(1,270,173)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	6,230,000	(1,301,098)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	6,230,000	(1,324,984)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.003%	Semi-Annual	11/12/49	6,160,000	123,463

Total Interest Rate Swap Contracts				$(3,772,792)

See Note 10 regarding other derivative information.

See Abbreviations on page 33.

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TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$477,940,214
Cost - Non-controlled affiliates (Note 3c)	95,945,647

Value - Unaffiliated issuers	$370,002,868
Value - Non-controlled affiliates (Note 3c)	95,945,647
Restricted currency, at value (cost $1,573,780) (Note 1d)	1,555,282
Foreign currency, at value (cost $298,610)	299,312
Receivables:
Interest	7,294,691
Affiliates (Note 3d)	238,059
Deposits with brokers for:
OTC derivative contracts	3,340,000
Centrally cleared swap contracts	3,274,237
Variation margin on centrally cleared swap contracts	291,637
Unrealized appreciation on OTC forward exchange contracts	163,015

Total assets	482,404,748

Liabilities:
Payables:
Management fees	373,808
Excise tax (Note 1e)	238,059
Unrealized depreciation on OTC forward exchange contracts	3,698,944
Deferred tax	379,712
Accrued expenses and other liabilities	242,770

Total liabilities	4,933,293

Net assets, at value	$477,471,455

Net assets consist of:
Paid-in capital	$636,572,493
Total distributable earnings (losses)	(159,101,038)

Net assets, at value	$477,471,455

Shares outstanding	47,998,418

Net asset value per share	$9.95

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TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Investment income:
Dividends:
Non-controlled affiliates (Note 3c)	$1,626,687
Interest: (net of foreign taxes)~
Unaffiliated issuers	35,355,814

Total investment income	36,982,501

Expenses:
Management fees (Note 3a)	5,094,833
Transfer agent fees	168,295
Custodian fees (Note 4)	115,367
Reports to shareholders	53,022
Registration and filing fees	48,046
Professional fees	116,325
Trustees’ fees and expenses	81,186
Excise tax (Note 1e)	238,059
Other	64,578

Total expenses	5,979,711
Expenses waived/paid by affiliates (Note 3c and 3d)	(547,211)

Net expenses	5,432,500

Net investment income	31,550,001

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(510,497)
Written options	179
Foreign currency transactions	(1,106,544)
Forward exchange contracts	6,049,064
Swap contracts	(15,166,936)

Net realized gain (loss)	(10,734,734)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(23,310,801)
Translation of other assets and liabilities denominated in foreign currencies	31,144
Forward exchange contracts	(2,601,058)
Swap contracts	(4,452,373)
Change in deferred taxes on unrealized appreciation	77,927

Net change in unrealized appreciation (depreciation)	(30,255,161)

Net realized and unrealized gain (loss)	(40,989,895)

Net increase (decrease) in net assets resulting from operations	$(9,439,894)

~Foreign taxes withheld on interest	$378,848
#Net of foreign taxes	$493,265

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$31,550,001	$39,713,944
Net realized gain (loss)	(10,734,734)	(9,757,156)
Net change in unrealized appreciation (depreciation)	(30,255,161)	(74,560,092)

Net increase (decrease) in net assets resulting from operations	(9,439,894)	(44,603,304)

Distributions to shareholders	(37,539,564)	(31,429,601)
Distributions to shareholders from tax return of capital	—	(11,360,989)

Total distributions to shareholders	(37,539,564)	(42,790,590)

Net increase (decrease) in net assets	(46,979,458)	(87,393,894)
Net assets:
Beginning of year	524,450,913	611,844,807

End of year	$477,471,455	$524,450,913

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TEMPLETON EMERGING MARKETS INCOME FUND

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Templeton Emerging Markets Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies (continued)

a.   Financial Instrument Valuation (continued)

into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2019, the Fund had OTC derivatives in a net liability position of $3,535,929 and the aggregate value of collateral pledged for such contracts was $3,340,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Restricted Currency

At December 31, 2019, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting Policies (continued)

d.   Restricted Currency (continued)

Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

e.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. However, during the period the Fund retained a portion of its taxable income and as a result incurred an excise tax of $238,059 as noted in the Statement of Operations. No further provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.   Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

2.   Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). During the years ended December 31, 2019 and December 31, 2018, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 610,500 shares. During the years ended December 31, 2019 and December 31, 2018, there were no shares repurchased.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $1 billion
0.980%	Over $1 billion, up to and including $5 billion
0.960%	Over $5 billion, up to and including $10 billion
0.940%	Over $10 billion, up to and including $15 billion
0.920%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3.   Transactions with Affiliates (continued)

c.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$67,920,235	$163,075,947	$(135,050,535)	$ —	$ —	$95,945,647	95,945,647	$1,626,687

d.   Expense Reimbursements

The Fund incurred excise taxes which an affiliate of Advisers has voluntarily agreed to reimburse as noted in the Statement of Operations.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	174,418
Long term	30,661,984

Total capital loss carryforwards	$30,836,402

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$37,539,564	$31,429,601
Return of capital	—	11,360,989

	$37,539,564	$42,790,590

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$592,249,053

Unrealized appreciation	$25,193,583
Unrealized depreciation	(158,640,656)

Net unrealized appreciation (depreciation)	$(133,447,073)

Distributable earnings:
Undistributed ordinary income	$5,653,238

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions, payments-in-kind, bond discounts and premiums and foreign currency transactions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $94,625,295 and $99,054,317, respectively.

7.  Credit Risk and Defaulted Securities

At December 31, 2019, the Fund had 54.4% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At December 31, 2019, the value of this security was $6,950,000, representing 1.5% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8.  Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At December 31, 2019, the Fund had 2.0% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

9.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
93,760,463	K2016470219 South Africa Ltd., A	5/10/11 - 2/01/17	$538,947	$66,950
161,018,517	K2016470219 South Africa Ltd., B	5/10/11 - 2/01/17	119,550	114,975
13,124,160	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	13,124,160	13,255,857
13,900,000	[a] Swala (PAEM) Ltd., senior note, 144A, 14.50%, 1/15/23	1/15/18	13,900,000	6,950,000

	Total Restricted Securities (Value is 4.3% of Net Assets)		$27,682,657	$20,387,782

aThe Fund also invests in unrestricted securities of the issuer, valued at $58,542 as of December 31, 2019.

10.   Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$123,463	[a]	Variation margin on centrally cleared swap contracts	$3,896,255	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	163,015		Unrealized depreciation on OTC forward exchange contracts	3,698,944

Totals		$286,478			$7,595,199

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(15,166,937)	Swap contracts	$(4,452,373)
Foreign exchange contracts	Investments	(30)[a]	Investments	—
	Written options	179	Written options	—
	Forward exchange contracts	6,049,064	Forward exchange contracts	(2,601,058)
Value recovery instruments	Investments	(1,394,238)[a]	Investments	(1,149,836)[a]

Totals		$(10,511,962)		$(8,203,267)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts and average month end fair value of VRI, were as follows:

Options	$8,029
Swap contracts	115,200,769
Forward exchange contracts	230,759,442
VRI	1,301,360

See Note 1(c) regarding derivative financial instruments.

11.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

11.   Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Mexico	$—	$—	$—	[c]	$—
South Africa	523,588	—	181,925		705,513
United Republic of Tanzania	—	—	58,542		58,542
Convertible Bonds	—	3,100,000	—		3,100,000
Foreign Government and Agency Securities:
Argentina	—	31,852,214	6,923,064		38,775,278
All Other Foreign Government and Agency Securities	—	229,939,711	—		229,939,711
U.S. Government and Agency Securities	—	49,614,050	—		49,614,050
Quasi-Sovereign and Corporate Bonds:
Bermuda	—	517,959	—		517,959
Costa Rica	—	—	13,255,857		13,255,857
South Africa	—	6,651	180,815		187,466
United Republic of Tanzania	—	—	6,950,000		6,950,000
Short Term Investments:
Argentina	—	—	642,044		642,044
All Other Short Term Investments	95,945,647	26,256,448	—		122,202,095

Total Investments in Securities	$96,469,235	$341,287,033	$28,192,247		$465,948,515

Other Financial Instruments:
Forward Exchange Contracts	$—	$163,015	$—		$163,015
Restricted Currency (ARS)	—	—	1,555,282		1,555,282
Swap Contracts	—	123,463	—		123,463

Total Other Financial Instruments	$—	$286,478	$1,555,282		$1,841,760

Receivables:
Interest (ARS)	$—	$—	$327,385		$327,385

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$3,698,944	$—		$3,698,944
Swap Contracts	—	3,896,255	—		3,896,255

Total Other Financial Instruments	$—	$7,595,199	$—		$7,595,199

Payables:
Deferred Tax (ARS)	$—	$—	$3,311		$3,311

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2019.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

A reconciliation of assets and/or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At December 31, 2019, the reconciliation of assets and/or liabilities, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:

Investments in Securities:
Equity Investments:[d]
Mexico	$4,123	[e]	$—	$—	$—	$—	$—	$—	$(4,123)	$—	[e]	$(4,123)
South Africa	177,321	[e]	—	— [e]	—	—	—	(896,759)	901,363	181,925		4,604
United Republic of Tanzania	98,799		—	—	—	—	—	—	(40,257)	58,542		(40,257)
Foreign Government and Agency Securities:
Argentina	—		424,374	(47,548)	6,092,461	—	1,200,000	(241,117)	(505,106)	6,923,064		484,399
Quasi-Sovereign and Corporate Bonds
Costa Rica	12,769,657		—	(462,240)	—	—	—	—	948,440	13,255,857		920,652
South Africa	57,342		—	—	143,383	(6,651)	—	—	(13,259)	180,815		28,416
United Republic of Tanzania	12,759,173		—	—	—	—	—	—	(5,809,173)	6,950,000		(5,809,173)
Short Term Investments:
Argentina	—		466,479	—	—	—	116,441	—	59,124	642,044		60,328

Total Investments in Securities	$25,866,415		$890,853	$(509,788)	$6,235,844	$(6,651)	$1,316,441	$(1,137,876)	$(4,462,991)	$28,192,247		$(4,355,154)

Other Financial Instruments:
Restricted Currency (ARS)	$—		$2,212,988	$(915,025)	$429,309	$—	$—	$(257,486)	$85,496	$1,555,282		$(18,498)

Receivables:
Interest (ARS)	$—		$521,886	$(880,024)	$710,162	$—	$—	$(375,165)	$350,526	$327,385		$(3,137)

Liabilities:

Payables:
Deferred Tax (ARS)	$—		$—	$—	$4,428	$—	$—	$—	$(1,117)	$3,311		$(1,117)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs. May include amounts related to a corporate action.

bTransferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes common stocks and other equity interests.

eIncludes securities determined to have no value.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

11.   Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2019, are as follows:

Description	Fair Value at End of Year		Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]

Assets:

Investments in Securities:

Foreign Government and Agency Securities Argentina	$6,923,064		Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease	[b]

Short Term Investments Argentina	642,044		Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease	[b]
Quasi-Sovereign and Corporate Bonds

Costa Rica	13,255,857		Discounted cash flow model	Discount rate[c]	7.9%	Decrease	[d]
United Republic of Tanzania	6,950,000		Discounted cash flow model	Discount rate	54.3%	Decrease	[d]

Other Financial Instruments:

Restricted Currency (ARS)	1,555,282		Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease	[b]

All other[e]	748,667	[f]

Liabilities:
All other[e]	3,311

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at December 31, 2019.

12.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty		Currency		Selected Portfolio
BNDP	BNP Paribas SA	ARS	Argentine Peso	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate
BOFA	Bank of America Corp.	BRL	Brazilian Real	FRN	Floating Rate Note
BZWS	Barclays Bank PLC	COP	Colombian Peso	LIBOR	London InterBank Offered Rate
CITI	Citigroup, Inc.	EGP	Egyptian Pound	PIK	Payment-In-Kind
DBAB	Deutsche Bank AG	EUR	Euro	VRI	Value Recovery Instruments
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee
MSCO	Morgan Stanley	JPY	Japanese Yen
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	THB	Thai Baht
		USD	United States Dollar

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TEMPLETON EMERGING MARKETS INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Income Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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TEMPLETON EMERGING MARKETS INCOME FUND

Tax Information (unaudited)

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the first distribution in 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TEMPLETON EMERGING MARKETS INCOME FUND

Annual Meeting of Shareholders May 30, 2019 (unaudited)

The Annual Meeting of Shareholders of Templeton Emerging Markets Income Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 30, 2019. The purpose of the meeting was to elect three Trustees of the Fund, to approve the elimination of the fundamental investment policy requiring the Fund to invest at least 65% of its total assets in U.S. dollar-denominated securities, to approve an amended fundamental investment restriction regarding investments in commodities and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2019. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Mary C. Choksi, Rupert H. Johnson, Jr., and Gregory E. Johnson.* The proposals to eliminate the fundamental investment policy requiring the Fund to invest at least 65% of its total assets in U.S. dollar-denominated securities, to approve an amended fundamental investment restriction regarding investments in commodities and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2019, were approved by shareholders. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of three Trustees:

Term Expiring 2022	For	% of Outstanding Shares	% of Shares Present	Withheld	% of Outstanding Shares	% of Shares Present

Mary C. Choksi	30,542,507	63.63%	96.40%	1,141,213	2.38%	3.60%

Rupert H. Johnson, Jr.	30,451,444	63.44%	96.11%	1,232,276	2.57%	3.89%

Gregory E. Johnson	30,480,758	63.50%	96.20%	1,202,962	2.51%	3.80%

There were no broker non-votes received with respect to this item.

2. To approve the elimination of the fundamental investment policy requiring the Fund to invest at least 65% of its total assets in U.S. dollar-denominated securities:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	23,618,349	49.21%	74.54%

Against	1,178,794	2.46%	3.72%

Abstain	410,051	0.85%	1.29%

There were 6,476,526 broker non-votes received with respect to this item.

3. To approve an amended fundamental investment restriction regarding investments in commodities:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	23,412,159	48.78%	73.89%

Against	1,255,774	2.62%	3.96%

Abstain	539,261	1.12%	1.70%

There were 6,476,526 broker non-votes received with respect to this item.

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MAY 30, 2019 (UNAUDITED)

ANNUAL MEETING OF SHAREHOLDERS

4. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2019:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	30,948,590	64.48%	97.68%

Against	285,101	0.59%	0.90%

Abstain	450,027	0.94%	1.42%

* Harris J. Ashton, Ann Torre Bates, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON EMERGING MARKETS INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless the shareholder elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company, LLC (the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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TEMPLETON EMERGING MARKETS INCOME FUND

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Transfer Agent

American Stock Transfer and Trust Company, LLC

P.O. Box 922 Wall Street Station

New York, NY 1029-0560

(800) 416-5585

www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol “TEI.” Information about the net asset value and the market price is available at franklintempleton.com.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC’s web site at www.astfinancial.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON EMERGING MARKETS INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1993	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	132	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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TEMPLETON EMERGING MARKETS INCOME FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	132	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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TEMPLETON EMERGING MARKETS INCOME FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1999	21	None

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	132	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Michael Hasenstab, Ph.D. (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of three of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton; and officer of 15 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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TEMPLETON EMERGING MARKETS INCOME FUND

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Christine Zhu (1975) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

44	Annual Report	franklintempleton.com

TEMPLETON EMERGING MARKETS INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. Each holder of shares (a “Shareholder”) in Templeton Emerging Markets Income Fund (the “Fund”) whose Fund shares are registered in his or her own name will automatically be a participant in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless any such Shareholder specifically elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder. A Shareholder whose shares are registered in the name of a broker-dealer or other nominee (the “Nominee”) will be a participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the Shareholder to participate in the Plan. Nominees intend to make such an election on behalf of Shareholders whose shares are registered in their names, as Nominee, unless a Shareholder specifically instructs his or her Nominee to pay dividends and capital gains in cash. American Stock Transfer and Trust Company, LLC (“AST”) will act as Plan Administrator and will open an account for each participating shareholder (“participant”) under the Plan in the same name as that in which the participant’s present shares are registered.

2. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through www.astfinancial.com or by check payable to “American Stock Transfer and Trust Company, LLC” and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Emerging Markets Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of

Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly on approximately the 15th of each month or, during a month in which a dividend or distribution is paid, beginning on the dividend payment date, and in no event more than 30 days after receipt, except where necessary to comply with provisions of Federal securities law. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 business days after the payable date for any dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases in the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than 60 business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

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TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.astfinancial.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Templeton Emerging Markets Income Fund
Investment Manager Franklin Advisers, Inc.

Transfer Agent

American Stock Transfer & Trust Co., LLC

6201 15th Avenue

Brooklyn, NY 11219

Toll Free Number: (800) 416-5585

Hearing Impaired Number: (866) 703-9077

International Phone Number: (718) 921-8124

www.astfinancial.com

Fund Information (800) DIAL BEN® / 342-5236

© 2020 Franklin Templeton Investments. All rights reserved.	TLTEI A 02/20

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $58,932 for the fiscal year ended December 31, 2019 and $68,603 for the fiscal year ended December 31, 2018.

(b)    Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)    Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended December 31, 2019 and $5,000 for the fiscal year ended December 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim, and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)    All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2019 and $220 for the fiscal year ended December 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $145,644 for the fiscal year ended December 31, 2019 and $16,500 for the fiscal year ended December 31, 2018. The services for which these fees were paid included valuation Services related to Fair Value engagement, issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $165,644 for the fiscal year ended December 31, 2019 and $21,720 for the fiscal year ended December 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the investment manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the investment manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of February 28, 2019, the portfolio managers of the Fund are as follows:

MICHAEL HASENSTAB, Ph.D., Senior Vice President of Franklin Advisers

Dr. Hasenstab has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

Calvin Ho, Ph.D., Senior Vice President of Franklin Advisers

Dr. Ho has been a portfolio manager of the Fund since December 2018. He provides research and advice on the purchases and sales of individual securities and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2019.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]		Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]		Number of Other Accounts Managed[1]		Assets of Other Accounts Managed (x $1 million)[1]
Michael Hasenstab	17	39,489.3	45	[2]	55,938.1	[2]	13	[2]	4,986.5	[2]
Calvin Ho	10	37,492.2	18		41,790.3		1		0.0

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

2.	Dr. Hasenstab manages Pooled Investment Vehicles and Other Accounts with $10,415 in total assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Hasenstab	None
Calvin Ho	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.     N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date:	February 28, 2020

By	S\ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date:	February 28, 2020